EXHIBIT 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation	95-3571558
if not a U.S. national bank)	(I.R.S. employer
identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

DEAN FOODS COMPANY
(Exact name of obligor as specified in its charter)

Delaware	75-2559681
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2515 McKinney Avenue
Suite 1200
Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

ADDITIONAL REGISTRANTS

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
31 Logistics, LLC	Delaware	36-4416921	16110 E. Hardy
Houston, TX 77032
(281) 821-3111
Alta-Dena Certified	Delaware	36-4261347	17637 E. Valley Road
Dairy, LLC			City of Industry, CA 91744
(626) 964-6401
Barber Ice Cream, LLC	Delaware	02-0572872	126 Barber Court
Birmingham, AL 35209
(205) 943-0265
Barber Milk, LLC	Delaware	36-4210352	36 Barber Court
Birmingham, AL 35209
(205) 942-2351
Berkeley Farms, LLC	California	94-3308965	25500 Clawiter Road,
Hayward, CA 94545
(510) 265-8600
Broughton Foods, LLC	Delaware	31-4135025	1701 Greene St. (ST Rd 27),
Marietta, OH 45750
(740) 373-4121
Country Delite Farms, LLC	Delaware	75-2715954	1401 Church Street
Nashville, TN 37203
(615) 320-1440
Country Fresh, LLC	Michigan	38-1256303	2555 Buchanan SW
Grand Rapids, MI 49548
(616) 243-0172
Creamland Dairies, LLC	New Mexico	85-0031142	010 Indian School Road NW,
Albuquerque, NM 87102
(505) 768-1259

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Dairy Fresh, LLC	Delaware	75-2711138	2221 Patterson Ave.
Winston-Salem, NC 27105
(336) 723-0311
Dean Dairy Holdings, LLC	Delaware	75-2969188	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean Dairy Products	Delaware	25-1476269	1858 Oneida Lane
Company, LLC			Sharpsville, PA 16150
(724) 962-7801
Dean East, LLC	Delaware	74-2938751	2900 Bristol Highway
Johnson City, TN 37602
(423) 283-5700
Dean East II, LLC	Delaware	75-2969192	2900 Bristol Highway
Johnson City, TN 37602
(423) 283-5700
Dean Foods Company of	Delaware	36-4205685	6400 Regio Ave.
California, LLC			Buena Park, CA 90620
(714) 684-2160
Dean Foods Company of	Delaware	34-4144799	11555 N. Meridian,
Indiana, LLC			Suite 530
Carmel, IN 46032
(574) 224-2480
Dean Foods North Central,	Delaware	36-4277858	3433 Broadway St. NE
LLC			Minneapolis, MN 55413
(612) 378-7120
Dean Holding Company	Wisconsin	39-0318390	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Dean Illinois Dairies, LLC	Delaware	02-0572879	6303 Maxon Road
Chemung, IL 60033
(815) 943-5441
Dean Intellectual Property	Delaware	05-0533512	2515 McKinney Avenue,
Services II, L.P.			Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean Intellectual	Delaware	05-0533498	2515 McKinney Avenue,
Property Services, L.P.			Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean International Holding	Delaware	75-2889785	2515 McKinney Avenue
Company			Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean Legacy Brands, Inc.	Delaware	20-3026025	2515 McKinney Avenue
Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean Management	Delaware	75-2587782	2515 McKinney Avenue
Corporation			Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean Milk Company, LLC	Delaware	61-0471432	4420 Bishop Lane
Louisville, KY 40218
(502) 451-9111
Dean Puerto Rico	Delaware	75-2566832	2515 McKinney Avenue
Holdings, LLC			Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean SoCal, LLC	Delaware	33-0866903	4221 Buchanan St.
Riverside, CA 92503
(951) 898-8200

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Dean Transportation, Inc.	Ohio	34-1848896	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Dean West, LLC	Delaware	75-2938753	3114 S. Haskell
Dallas, TX 75223
(214) 824-8163
Dean West II, LLC	Delaware	75-2969190	3114 S. Haskell
Dallas, TX 75223
(214) 824-8163
DIPS GP II, LLC	Delaware	20-3026083	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
DIPS GP, Inc.	Delaware	05-0533495	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
DIPS Limited Partner II	Delaware	36-4327167	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
DIPS Limited Partner	Delaware	05-0533454	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Elgin Blenders,	Illinois	36-2997521	2515 McKinney Avenue,
Incorporated			Suite 1200
Dallas, TX 75201
(214) 303-3400
Fairmont Dairy, LLC	Delaware	02-0572890	15 Kishacoquillas St.,
Belleville, PA 17004
(717) 935-2121

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Gandy’s Dairies, LLC	Delaware	75-0900623	201 University
Lubbock, TX 79415
(806) 765-8833
Garelick Farms, LLC	Delaware	52-2133221	124 Grove Street
Franklin, MA 02038
(508) 528-9000
Golden Valley Dairy, LLC	Delaware	20-1543443	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Horizon Organic Dairy,	Colorado	82-0460690	2589 East 500 South
Idaho Farm, Inc.			Hazelton, ID 83335
(208) 438-8450
Horizon Organic Dairy,	Colorado	84-1420905	11471 Augustine Herman Hwy
Maryland Farm, Inc.			Chestertown, MD 21620
(410) 348-5472
Horizon Organic Holding	Delaware	84-1405007	12002 Airport Way
Corporation			Broomfield, CO 80021
(303) 635-4000
Horizon Organic	Delaware	84-1544905	2515 McKinney Avenue,
International, Inc.			Suite 1200
Dallas, TX 75201
(214) 303-3400
International Dairy	Delaware	20-0613122	2515 McKinney Avenue,
Holdings, LLC			Suite 1200
Dallas, TX 75201
(214) 303-3400
Kohler Mix Specialties of	Delaware	84-1582879	4041 Highway 61 North,
Minnesota, LLC			White Bear Lake, MN 55110
(651) 426-1633

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Kohler Mix Specialties,	Delaware	84-1583749	2515 McKinney Avenue,
LLC			Suite 1200
Dallas, TX 75201
(214) 303-3400
Land-O-Sun Dairies, LLC	Delaware	74-2938694	2900 Bristol Highway
Johnson City, TN 37602
(423) 283-5700
Liberty Dairy Company	Michigan	38-1530956	1847 R.W. Berends Drive
Wyoming, MI 49509
(616) 530-4800
Louis Trauth Dairy, LLC	Delaware	75-2748077	1045 York Street
Newport, KY 41071
(859) 431-7553
Marathon Dairy Investment	Minnesota	41-2003984	2515 McKinney Avenue,
Corp.			Suite 1200
Dallas, TX 75201
(214) 303-3400
Mayfield Dairy Farms, LLC	Delaware	62-0583008	813 Madison Avenue
Athens, TN 37303
(423) 745-2151
McArthur Dairy, LLC	Florida	59-0608937	500 Sawgrass Corp.
Sunrise, FL 33325
(305) 795-7700
Meadow Brook Dairy Company	Pennsylvania	25-1101612	2365 Buffalo Road
Erie, PA 16510
(814) 899-3191
Melody Farms, L.L.C.	Delaware	43-1810270	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
Midwest Ice Cream	Delaware	36-4400130	630 Meadow Street
Company, LLC			Belvidere, IL 61008
(815) 544-2105
Model Dairy, LLC	Delaware	75-2677981	500 Gould Street
Reno, NV 89502
(775) 788-7900
Morningstar Foods, LLC	Delaware	20-0613096	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
New England Dairies, LLC	Delaware	52-2133222	124 Grove Street
Franklin, MA 02038
(508) 528-9000
Pet O’Fallon, LLC	Delaware	02-0572862	610 East State St.
O'Fallon, IL 62269
(618) 632-6381
Purity Dairies, LLC	Delaware	62-0432129	360-363 Murfreesboro Road
Nashville, TN 37210
(615) 244-1900
Reiter Dairy, LLC	Delaware	04-3673675	1941 Commerce Circle
Springfield, OH 45504
(937) 323-5777
Robinson Dairy, LLC	Delaware	84-0687466	646 Bryant Street
Denver, CO 80204
(303) 825-2990
Schenkel’s All-Star	Delaware	75-2913243	1019 Flaxmill Road
Dairy, LLC			Huntington, IN 46750
(260) 356-4225
Schenkel’s All-Star	Delaware	75-2913244	1019 Flaxmill Road,
Delivery, LLC			Huntington, IN 46750
(260) 356-4225

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant's
Name	or Organization	Number	principal executive offices
SFG Management Limited	Delaware	75-2571366	3114 S. Haskell
Liability Company			Dallas, TX 75223
(214) 824-8163
Shenandoah’s Pride, LLC	Delaware	74-2952858	5319-5325 Port Royal Road
Springfield, VA 22151
(703) 321-9500
Southern Foods Group, L.P.	Delaware	75-2571364	3114 S. Haskell
Dallas, TX 75223
(214) 824-8163
Southern Foods Holdings	Delaware	75-2914102	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Suiza Dairy Group, LLC	Delaware	04-3742039	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400
Sulphur Springs Cultured	Delaware	75-2867711	500 N. Jackson
Specialties, LLC			Sulphur Springs, TX 75482
(903) 885-7573
Swiss II, LLC	Delaware	20-0613072	1739 Albion Street
Los Angeles, CA 90031
(323) 224-8513
Swiss Premium Dairy, LLC	Delaware	23-2950154	2401 Walnut Street
Lebanon, PA 17042
(717) 273-2658
T.G. Lee Foods, LLC	Florida	59-1379635	315 N. Bumby Ave.
Orlando, FL 32803
(407) 894-4941

Address, including zip
	State or Other	I.R.S.	code, and telephone
	Jurisdiction of	Employer	number, including area
Registrant	Incorporation	Identification	code, of Registrant’s
Name	or Organization	Number	principal executive offices
Terrace Dairy, LLC	Delaware	11-6011532	4195 Middle Country Road
Calverton, NY 11933
(631) 369-6336
Tuscan/Lehigh Dairies,	Delaware	33-1046774	880 Allentown Rd.
Inc.			Lansdale, PA 19446
(215) 855-8205
Verifine Dairy Products	Wisconsin	39-0677200	1606 Erie Avenue
of Sheboygan, LLC			Sheboygan, WI 53082
(920) 457-7733
White Wave, Inc.	Colorado	84-0808981	12002 Airport Way
Broomfield, CO 80021
(303) 635-4000
WhiteWave Foods Company	Delaware	75-2218815	12002 Airport Way
Broomfield, CO 80021
(303) 635-4000
WhiteWave Services, Inc.	Delaware	20-3026265	2515 McKinney Avenue,
Suite 1200
Dallas, TX 75201
(214) 303-3400

Debt Securities
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

	(a)	Name and address of each examining or supervising authority to which it is subject.

	Name	Address

	Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

	Federal Reserve Bank	San Francisco, California 94105

	Federal Deposit Insurance Corporation	Washington, D.C. 20429

	(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

	1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

	2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

	3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

	4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Dallas, and State of Texas, on the 5th day of May, 2006.

THE BANK OF NEW YORK TRUST COMPANY, N.A.
By:	/S/ John C. Stohlmann
Name:	John C. Stohlmann
Title:	Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business December 31, 2005, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	9,859
Interest-bearing balances	0
Securities:
Held-to-maturity securities	70
Available-for-sale securities	62,079
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	38,000
Securities purchased under agreements to resell	105,100
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	4,113
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Customers’ liability to this bank on acceptances outstanding	0
Intangible assets:
Goodwill	265,964
Other Intangible Assets	16,292
Other assets	39,519

Total assets	$540,996

1

LIABILITIES

Deposits:
In domestic offices	7,729
Noninterest-bearing	7,729
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Bank’s liability on acceptances executed and outstanding	0
Subordinated notes and debentures	0
Other liabilities	68,953
Total liabilities	$134,682

Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	321,520
Retained earnings	84,070
Accumulated other comprehensive income	-276
Other equity capital components	0

Total equity capital	$406,314

Total liabilities, minority interest, and equity capital	$540,996

     I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     William J. Winkelmann )      Vice President
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Michael F. McFadden, MD	)	Directors (Trustees)
Frank P. Sulzberger, Vice President	)

2